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                                 Exhibit 23.1

                       [LETTERHEAD OF KPMG PEAT MARWICK]

                        Consent of Independent Auditors

The Partners
Equitable Real Estate Shopping Centers L.P.:

We consent to the use of our reports incorporated herein by reference.

                              /s/ KPMG PEAT MARWICK

Boston Massachusetts
June 6, 1994